                 Credit Suisse First Boston Mortgage Capital LLC
                          11 Madison Avenue, 20th Floor
                            New York, New York 10010


                                                     As of August 20, 2003

ABFS REPO 2001, Inc.
111 Presidential Blvd, Suite 127
Bala Cynwyd, Pennsylvania 19004

Ladies and Gentlemen:

                  Section 1. Definitions.

                  This is an amendment to the "Side Letter" referred to in that certain Master Repurchase Agreement (the "Master Repurchase Agreement"), dated as of November 16, 2001, between ABFS REPO 2001, Inc., as seller, and Credit Suisse First Boston Mortgage Capital LLC, as buyer, as amended by Amendment Number One to the Master Repurchase Agreement, dated as of November 13, 2002, and Waiver and Amendment Number Two to Master Repurchase Agreement, dated as of the date hereof. From and after the date hereof, the definition of "Purchase Price" referenced in Section 2 of the Master Repurchase Agreement shall have the meaning set forth below:

                  "Purchase Price" shall mean the price at which Purchase Assets are transferred by Seller to Buyer in a Transaction, which shall (unless otherwise agreed) be equal to the lesser of (A) 97% of the Market Value of the related Purchased Assets with respect to Purchased Assets initially subject to a Transaction prior to August 20, 2003, and 90% of the Market Value of the related Purchased Assets with respect to Purchased Assets initially subject to a Transaction on or after August 20, 2003 and (B) the outstanding principal balance of the related Purchased Assets.

                  Section 2. Counterparts.

                  This side letter may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the Seller, Guarantors and the Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

ABFS REPO 2001, INC., as Seller


By:    /s/ Jeffrey M. Ruben
       --------------------------
Name:  Jeffrey M. Ruben
Title: Executive Vice President


CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer and Agent, as applicable


By:    /s/ Anthony Giordano
       --------------------------
Name:  Anthony Giordano
Title: Vice President


Acknowledged and Agreed:
------------------------

AMERICAN BUSINESS CREDIT, INC., as Guarantor


By:    /s/ Jeffrey M. Ruben
       --------------------------
Name:  Jeffrey M. Ruben
Title: Executive Vice President


AMERICAN BUSINESS MORTGAGE SERVICES, INC., as Guarantor


By:    /s/ Jeffrey M. Ruben
       --------------------------
Name:  Jeffrey M. Ruben
Title: Executive Vice President and Assistant Secretary


AMERICAN BUSINESS FINANCIAL SERVICES, INC., as Guarantor


By:    /s/ Jeffrey M. Ruben
       --------------------------
Name:  Jeffrey M. Ruben
Title: Executive Vice President


HOMEAMERICAN CREDIT, INC., d/b/a/ UPLAND MORTGAGE, as Guarantor

By:    /s/ Jeffrey M. Ruben
       --------------------------
Name:  Jeffrey M. Ruben
Title: Executive Vice President

                       WAIVER AND AMENDMENT NUMBER TWO TO
                           MASTER REPURCHASE AGREEMENT

         This Waiver and Amendment Number Two (the "Amendment"), dated as of August 20, 2003, is to that certain Master Repurchase Agreement, dated as of November 16, 2001, as amended by Amendment Number One, dated as of November 13, 2002 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between Credit Suisse First Boston Mortgage Capital LLC, as buyer ("Buyer"), and ABFS REPO 2001, Inc., as seller ("Seller").

         WHEREAS, Buyer and Seller have entered into the Agreement;

         WHEREAS, Seller has requested a waiver by Buyer with respect to certain potential Events of Default under the Agreement and the purchase by Buyer of additional Loans under the terms of the Agreement as hereby amended;

         WHEREAS, Buyer is willing to grant a waiver with respect to such potential Events of Default and to purchase additional Loans from Seller, subject to agreement by Seller to amend the Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         2. Waiver of Events of Default; Agreement to Purchase.

                  (a) Buyer waives its rights to enforce its remedies pursuant to Paragraph 19 of the Agreement in the event of the occurrence of an Event of Default under Paragraph 18 q. or r., based upon Seller's financial statements as of June 30, 2003, which are to be provided pursuant to Paragraph 13 g.(i)(y), as follows:

                           (i) The failure, if any, of ABFS to maintain a
                  minimum Consolidated Stockholders' Equity, as described in Paragraph 18 q., is hereby waived, provided that ABFS's actual net total loss for 2003, as of June 30, 2003, did not exceed $30,000,000.

                           (ii) The failure, if any, of ABFS to maintain the
                  Total Liabilities to Consolidated Stockholders' Equity ratio, as set forth in Paragraph 18 r., as of the fiscal quarter ended June 30, 2003, is hereby waived.

                  (b) Buyer hereby agrees to purchase, on the date hereof, subject to the terms of the Agreement as hereby amended, Loans having a Purchase Price not to exceed $20,000,000.

         3. Amendments to the Agreement. Effective on the date hereof, following the execution and delivery hereof, the Agreement is hereby amended as follows:

                  (a) The definition of "Market Value" is hereby amending by inserting, after the final comma in clause (i) thereof, the following:
         "but which shall, with respect to any Loan that remains subject to a Transaction on or after September 20, 2003, in no event exceed an amount equal to 85% of the unpaid principal balance thereof,".

                  (b) The definition of "Maximum Aggregate Committed Purchase Price" is amended by deleting "$100,000,000" and inserting in its place "$50,000,000".

                  (c) The definition of "Maximum Aggregate Purchase Price" is amended by deleting "$200,000,000" and inserting in its place "$50,000,000".

                  (d) Paragraph 3(b) is amended by adding at the end thereof the following: "Notwithstanding the foregoing provisions of this Paragraph 3(b), from and after August 21, 2003, Buyer shall have no obligation to enter into any Transaction except with respect to Purchased Assets that are subject to a Transaction as of such date".

                  (e) The first sentence of Paragraph 27 is deleted and the following inserted in its place: "This Agreement shall remain in effect until the earliest of (i) September 30, 2003, (ii) the closing of (A) a private placement sale of mortgage loans (which might or might not include some or all of the Purchased Assets) and (B) a new financing facility for mortgage loans, in each instance between a third party and Seller, one or more Guarantors and/or one or more Affiliates of any Guarantor, and (iii) at Buyer's option, upon the occurrence and continuation of Event of Default pursuant to Paragraph 18 (such date, the "Termination Date")". The second paragraph of Paragraph 27 is hereby deleted.

         4. Representations and Warranties. Each of the parties hereto hereby confirms that each of the representations and warranties set forth in the Agreement made by such party are true and correct as of the date first written above with the same effect as though each had been made by such party as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

         5. Effectiveness of Amendment.

                  (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (b) On and after the execution and delivery hereof, (i) this Amendment shall become a part of the Agreement and (ii) each reference in the Agreement to "this Agreement", or "hereof', "hereunder" or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to such Agreement, as amended or modified hereby.

                  (c) Except as expressly amended or modified hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto. It is understood that Buyer reserves all rights under the Agreement, and that there are no express or implied waivers of the terms thereof, except as specifically set forth herein.
                                       2

         6. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, Seller, Guarantors and Buyer have caused their names to be signed to this Amendment by their respective officers thereunto duly authorized as of the date first above written.

                                  ABFS REPO 2001, INC., as Seller



                                  By:    /s/ Jeffrey M. Ruben
                                         -------------------------
                                  Name:  Jeffrey M. Ruben
                                  Title: Executive Vice President



                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                  CAPITAL LLC, as Buyer and Agent, as applicable



                                  By:    /s/ Anthony Giordano
                                         -------------------------
                                  Name:  Anthony Giordano
                                  Title: Vice President



Acknowledged and Agreed:
------------------------

AMERICAN BUSINESS CREDIT, INC., as Guarantor


By:    /s/ Jeffrey M. Ruben
       ----------------------------
Name:  Jeffrey M. Ruben
Title: Executive Vice President


                                        3